Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts

Supplement dated March 2, 2026 to Prospectus dated May 1, 2025

This supplement amends fee (effective November 1, 2025) and name (effective March 10, 2026) information for the American Century Disciplined Core Value Fund as reflected in the above-referenced product Prospectus.

PROSPECTUS CHANGES

1. Under “Appendix A – Eligible Funds Available Under the Group Contract”

Prior information for the American Century Disciplined Core Value Fund – Investor Class in the “Appendix A – Eligible Funds Available Under the Group Contract” section of the Prospectus is updated as follows (all other information in the “Appendix A – Eligible Funds Available Under the Group Contract” section remains unchanged):

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital growth; income is a secondary consideration	American Century Investments® Disciplined Value Fund - Investor Class (Effective 3/10/26, American Century Disciplined Core Value Fund is renamed American Century Investments® Disciplined Value Fund)	0.65%	13.26%	8.24%	8.29%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A

2. Under “Appendix B – Public Eligible Funds”

American Century Disciplined Core Value Fund – Investor Class is changed to American Century Investments® Disciplined Value Fund - Investor Class.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-3-FF